                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            _______________________

                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 8, 1994

                           NORWEST FINANCIAL, INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Iowa                      2-80466                 42-1186565
- ----------------------------     ----------------       -------------------
(State or other jurisdiction     (Commission File        (I.R.S. Employer
      of incorporation)             Number)             Identification No.)



  206 Eighth Street, Des Moines, Iowa              50309
- ----------------------------------------         ----------
(Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code (515) 243-2131
                                                   --------------


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Item 5. Other Events.

     In connection with the commencement of its medium-term note program, Norwest Financial, Inc. (the "Company") entered into a Distribution Agreement (the "Distribution Agreement") dated as of November 8, 1994, with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated; Bear, Stearns & Co. Inc.; Donaldson, Lufkin & Jenrette Securities Corporation; PaineWebber Incorporated; and Salomon Brothers Inc, providing for the sale from time to time of up to $500,000,000 aggregate principal amount of its Medium-Term Notes, Series B (the "Notes") through one or more of such firms as agents. The Notes that constitute senior indebtedness of the Company will be issued under an indenture dated as of November 1, 1991, between the Company and The First National Bank of Chicago, as Trustee. The Notes that constitute senior subordinated indebtedness of the Company will be issued under an Indenture dated as of May 1, 1986, as supplemented by a First Supplemental Indenture dated as of February 15, 1991, each between the Company and Harris Trust and Savings Bank, as Trustee. Forms of the Company's Medium-Term Notes, Series B relating to senior indebtedness and senior subordinated indebtedness are filed as Exhibits 4.1 and 4.2, respectively, and a form of the Distribution
Agreement is filed as Exhibit 1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits


Exhibit
Number                                              Description
  1                                    Form of Distribution Agreement
                                       dated as of November 8, 1994, among the
                                       Company, Merrill Lynch & Co., Merrill
                                       Lynch, Pierce, Fenner & Smith Incorporated;
                                       Bear, Stearns & Co. Inc.; Donaldson,
                                       Lufkin & Jenrette Securities Corporation;
                                       PaineWebber Incorporated; and Salomon
                                       Brothers Inc.

 4.1                                   Form of Senior Medium-Term Note, Series B.

 4.2                                   Form of Senior Subordinated Medium-Term
                                       Note, Series B.

  8                                    The opinion of Orrick, Herrington &
                                       Sutcliffe as to certain tax matters.

 23.1                                  The consent of Orrick, Herrington &
                                       Sutcliffe is contained in its legal
                                       opinion filed as Exhibit 8.

 23.2                                  The consent of Steve R. Wagner, Esq. to
                                       the reference to him under the heading
                                       "Legal Opinions" in the Prospectus
                                       Supplement dated November 8, 1994,
                                       relating to the Notes.

                                     - 2 -

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               NORWEST FINANCIAL, INC.


                               By:  /s/ Dennis E. Young
                                  ----------------------------
Date:  November 8, 1994                 Dennis E. Young
                                 Senior Vice President and Treasurer

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                                 EXHIBIT INDEX

Exhibit
Number                                              Description
  1                                    Form of Distribution Agreement
                                       dated as of November 8, 1994, among the
                                       Company, Merrill Lynch & Co., Merrill
                                       Lynch, Pierce, Fenner & Smith Incorporated;
                                       Bear, Stearns & Co. Inc.; Donaldson,
                                       Lufkin & Jenrette Securities Corporation;
                                       PaineWebber Incorporated; and Salomon
                                       Brothers Inc.

 4.1                                   Form of Senior Medium-Term Note, Series B.

 4.2                                   Form of Senior Subordinated Medium-Term
                                       Note, Series B.

  8                                    The opinion of Orrick, Herrington &
                                       Sutcliffe as to certain tax matters.

 23.1                                  The consent of Orrick, Herrington &
                                       Sutcliffe is contained in its legal
                                       opinion filed as Exhibit 8.

 23.2                                  The consent of Steve R. Wagner, Esq. to
                                       the reference to him under the heading
                                       "Legal Opinions" in the Prospectus
                                       Supplement dated November 8, 1994,
                                       relating to the Notes.